ENDURANCE EXPLORATION GROUP

MARINE SEARCH, LOCATION & RECOVERY OF VALUABLE SHIPWRECK CARGOES

"Men wanted for hazardous journey. Small Wages.
Bitter Cold. Long months of complete darkness.
Constant danger. Safe return doubtful.
Honor and recognition in case of success."

Sir Ernest Shackleton, 1912 London Newspaper
Recruitment Ad, Imperial Trans-Antarctic Expedition

Guy Zajonc, Director
Endurance Exploration Group
15500 Roosevelt Blvd, Suite 303
Clearwater, FL 33760
727.533.5555

ENDURANCE
EXPLORATION GROUP™

ENDURANCE
EXPLORATION GROUP

This visual and oral presentation contains or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "hope", "intend", "likely", "may", "plan", "positioned", "project", "should", "strategy", "will", "would" or the negative of these terms and similar expressions as they relate to us or our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Expect as required by applicable law, including the U.S. federal security laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

ENDURANCE
EXPLORATION GROUP™

WHO WE ARE



Micah Eldred
Director & CEO



Carl Dilley
Director & COO



Christine Zitman,
Director & CFO.



Guy Zajonc, JD
Director



Steven St. Amour
Director



Taylor Zajonc
Research Director

PUBLIC COMPANIES & MARKETS, OFFSHORE & SUBSEA OPS, LEGAL & GOVERNMENT AFFAIRS

WHAT WE DO




SHACKLETON 1
ENDURANCE


NGC

WE RESERCH

- EXHAUSTIVE ARCHIVAL RESEARCH RESULTING IN A DATABASE OF OVER 1400 LOST SHIPS CONTAINING VALUABLE CARGOES.

WE SEARCH AND RECOVER

- ACCUMULATE THE EQUIPMENT TO GET THE JOB DONE USING SUPPORT SHIPS, SONAR AND REMOTELY OPERATED VEHICLES (ROVs).

WE TURN RECOVERIES INTO CASH

- MONETIZE THE RECOVERY THROUGH EXHIBITION, ENTERTAINMENT AND THE MARKETING AND SALE OF ARTIFACTS, COINS AND BULLION.

SHIPWRECK DATABASE



1622 San Agustin
1639 La Viga
1605 Santa
1814 General Wellesley
1857 Central America
//GLOBAL SHIPWRECKS DATABASE
1815 Empecinada
1589 Santa Catalina
1589 Jesus Maria
1750 Guadalupe
1859 Heidelberg
1784 El Cazador
1564 Santa Clara
1656 Nuestra Senora de la Maravillas
1554 Santa Maria de Camino
1628 Lucaya
1623 Espiritu Santo
1555 Santa Maria del Camino
1586 San Juan
1554 Santa Maria de Yciar
1695 Winchester
1622 Atocha
1600 Diego Rodriguez
1733 Rodrigo de Torres
1622 Tortugas Wreck
1635 Nuestra Senora de la Anunciada
1556 La Concepcion
1905 Nuevo Mortera
1510 Francisco Pizarro
1563 San Salvador
1564 Santa Catalina
1581 Antonio Manrique
1563 San Juan Bautista
1705 Barbadoes
1492 Santa Maria
1653 Prince Maur
1647 Santiago
1614 Cape Catoche
GULF OF MEXICO
1822 Ligera
1854 Harve
1594 Edward
1644 Swann
1595 Nuestra Senoa del Rosario
1858 Mary
1676 Jam
Google earth

WHAT WE DO - RESEARCH

PROCESS & PROJECT SELECTION

USING COMMON SENSE

"Does it have a known cargo?" "Can we find it?"

"Is it economically viable?" "Can we keep it?"


TREASURE WRECKS
RAW LISTS
REFINED LISTS
ACTIVE PROJECTS

PROJECT # 1

The *Connaught*



- Iron Side-Wheel Steamer
- Lost in Atlantic Ocean
- Carried more than 2,000 ounces of gold in coin form – expectation that this cargo will be valuable in numismatic market
- Possible additional passenger coin and/or bullion cargo
- **Potential Retail Value - $5 - $30 million dollars**

ENDURANCE
EXPLORATION GROUP™

THE STEAMSHIP "CONNAUGHT" BURNED AT SEA

OCT. 10, 1860



"THE CONNAUGHT HAD £10,000 IN GOLD ON BOARD LOST WITH THE SHIP"

"THE CONNAUGHTS ENGINES WERE OF SUPERIOR DESIGN, HOWEVER INDIFFERENTLY THEY MAY HAVE BEEN CONSTRUCTED"

"I WILL DO ALL IN MY POWER TO SAVE THEM."

"SCARCELY A PARCEL OF BAGGAGE WAS SAVED . . . EVEN THE MONEY OF THE CABIN PASSENGERS LEFT BELOW"

"LAST SEEN OF THE STEAMER WAS AT 2 A.M. ON MONDAY, WHEN SHE WAS ONE MASS OF FLAME"

"THE SHIP IS ON FIRE"



WHAT WE DO - SEARCH





SEARCH AREA


SUMMER 2013 SURVEY AREA
700 SQ MILES
ENDURANCE
EXPLORATION GROUP, INC.™
700 sq miles = 35X the size/area of Manhattan

SEARCH DEPTH



ENDURANCE
EXPLORATION GROUP, INC.™
The Challenges of Deep Water
100'
200'
300'
400'
ENDURANCE SURVEY DEPTH
500'
600'
700'
800'
AVERAGE SURVEY DEPTH
900'
1000'
1100'
1200'
1300'
1400'
1500'

TARGET SUMMARY 2013



N
MK014
MK011
MK005
MK006
MK004
MK003
MK013
MK002
MK016
MK021
MK010
MK001
Target 01
MK019
MK012
MK007
MK009
MK008
MK028
MK026
MK027
MK018
MK017
MK015 (401)
MK015 (402)
MK029 (201)
MK029
MK025
MK020
MK030
MK022
MK023
MK024
30 m
0 m
-50 m
-100 m
-150 m
-200 m
-250 m
-300 m
-350 m
-371 m
0
4
8
16 Miles

Approximately 700 square miles of survey and 30 targets identified.

TARGET 01



Mid-Resolution Sonar of the Shipwreck

Image Captured September 3, 2013 During "Connaught" Project Search Operations

Mission to positively identify the wreck was conducted September 27th and 28th of 2014.

THE *CONNAUGHT*
FOUND ! ! !






ENDURANCE
EXPLORATION GROUP™


ENDURANCE
EXPLORATION GROUP™


ENDURANCE
EXPLORATION GROUP™

Case 8:14-cv-02502-MSS-MAP Document 27 Filed 07/01/15 Page 1 of 2 PageID 173

UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

ENDURANCE EXPLORATION GROUP, INC.,

Plaintiff,

v. **Case No: 8:14-cv-2502-T-35MAP**

UNKNOWN, ABANDONED, SUNKEN 19TH CENTURY PADDLE WHEEL STEAMER, her apparel, tackle and appurtenances, and her cargo located within center point coordinates (to be provided to the Court under seal), in rem,,

Defendant.

______________________________/

ORDER

THIS CAUSE comes before the Court for consideration of the Notice of Verified Proof of Salvor's Qualifications (Dkt. 24) filed by Plaintiff, Endurance Exploration Group, Inc. ("Endurance Exploration"). On June 9, 2015, the Court conditionally granted Endurance Exploration the exclusive right to salvage the wreck site of Defendant. (Dkt. 23) The Court stated that:

> Endurance Exploration's right to salvage the site is **subject to** Endurance Exploration providing the Court, via subsequent filing, proof of its own qualifications and the qualifications of any subcontractors, their owners and employees, and any other individuals that it intends to employ in its salvage operations, and proof of insurance or bondability of itself and those same entities and individuals involved in the operations.

(Id.) Endurance Exploration has now provided the Court with the requested information in its Notice of Verified Proof of Salvor's Qualifications. The Court finds that the Notice is sufficient.

EXCLUSIVE RIGHT TO SALVAGE

July 1, 2015. U.S. Federal Court grants us exclusive right to salvage the Steamship *Connaught*.

INSPECTION COMPLETED

August 2015

Remotely Operated Vehicle (ROV) inspections completed.

What was discovered?



Plate with logo
Bottles
Pottery
Bottles
Glass
Connaught Port Side View
Barrels with fishing net dive 3
Fishing lines intersection dive 1
Flat elongated wood dive 1
Fishing net dive 1
Artifact 3 bottles
Plate with logo not recovered dive 1
Bottles batch
Bow according to ROV sonar
N




Connaught
15:50:41 08/17/2015




Connaught
Dive 02 Bow Ops
17:47:51 08/16/2015




8/18/2015
15:30:07

ATLANTIC ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED


ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED


ATLANTIC ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED



Contact0085
Barrels with fishing net dive 3
Fishing lines intersection dive 3
Fishing lines intersection dive 3
Flat elongated wood dive 1
Connaught Port Side View
ith logo recovered
Artifact 3 bottles
Plate with logo not recovered dive 1
Artifact Glass
Bottles batch
10:47:22 08/17/2015
10:29:51 08/18/2015
10:36:54 08/18/2015
0 m
20 m
40 m
60 m
80 m
N

WHAT S NEXT ?

MISSION TO REMOVE NETS





GOLD COIN RECOVERY !



THE OPPORTUNITTY

ENDURANCE EXPLORATION GROUP, INC. (OTCQB: EXPL)

Shares: 15,000,000 Common Stock

Price: $0.25 per share

Selling Commissions Per Shares: $0.025 plus warrants

Net Proceeds to the Company: $3,375,000

Use of Proceeds:

- Recover the cargo of *Connaught in the Summer of 2015.*
- Acquire equipment to increase search capability to 4,500 meters of depth, allowing us to search approximately 75% of ocean bottoms of the world.
- Fund the start, initial search for, Project #2 target – *Black Marlin*.

PROJECT # 2

Black Marlin



- 18th Century Colonial-Era Trading Vessel in Indian Ocean
- Carried 400,000 – 700,000 ounces of silver in coin and bullion form.
- Possible additional gold and silver stores
- **Exclusive 3-year contract with 75-25% split in our favor after recovery of our costs**
- **Potentially worth $50 to ????million**

ENDURANCE
EXPLORATION GROUP™

TRADING HISTORY

JANUARY 1, 2014 TO DECEMBER 31, 2014


EXPL
News Stories
$1.20
$0.95
$0.70
$0.44
$0.19
F M A M J J A S O N D
Standard Volume
30k
20k
10k
0
F M A M J J A S O N D

Endurance Exploration Group, Inc. ("EXPL") went public via reverse merger on December 31, 2013.

TRADING HISTORY

YEAR-TO-DATE, 2015


EXPL
News Stories
$0.86
$0.65
$0.43
$0.22
$0.01
15
F
M
A
M
J
J
A
S
(EST)
Standard Volume
18k
12k
6.0k
0
15
F
M
A
M
J
J
A
S

CAPITALIZATION TABLE

ENDURANCE EXPLORATION CAPITALIZATION TABLE –September 15, 2015

Total Insider Shares	36,571,044	
Public Shareholders	5,935,165	
Total Outstanding Shares	42,507,044	$0.25
Option Grants - @ $0.25	5,000,000	
Fully Diluted (Current)	47,502,044	
Proposed Equity Offering - @ $0.25	15,000,000	
Fully Diluted with Proposed Offering	62,507,044	$0.25

Pre Money (Pre Deal)

Market Capitalization

$10,627,000

Implied (Post Deal)

Market Capitalization

$15,627,000

COMPARABLE PUBLIC COMPANY ILLUSTRATES

A PRECEDENT FOR SUCCESS

Odyssey Marine Exploration (NASDAQ: OMEX)

1 - Odyssey is operational and pre-revenue: Market Cap ("MC") $20M to $25M.

2 - *SS Republic* identified: MC $100M and once gold spotted MC $150M

3 - Results of first sales of gold coins reported: MC $200M

4 - *Nuestra Senora de las Mercedes* found, 564,000 coins recovered: MC $400M+

From January, 2001 – December 2007, Stock Climbs 3,500%


Zoom: 1d 5d 1m 3m 6m YTD 1y 5y 10y All
Jan 05, 2001 - Dec 14, 2007 +5.47 (3646.67%)
1
2
3
4
8
6
4
2
0
2001
2002
2003
2004
2005
2006
2007

WHY INVEST – **NOW** ?

OTCQB: EXPL

SHORT TERM:

- The Steamship Connaught has been FOUND !
- $.25 is a discount to market and only $9M in pre-money valuation.
- Historical precedent for significant near term market appreciation when recoveries are made.(*Connaught:* Summer 2016) (*Black Marlin:* 6-12 months)
- *Black Marlin* has similar coin count to OMEX's *Mercedes* which resulted in a $400M market cap for OMEX.
- Successful recoveries allow the internal financing of future operations.

ENDURANCE
EXPLORATION GROUP™

WHY INVEST – NOW ?

OTCQB: EXPL

LONG TERM:

- The Steamship Connaught has been FOUND !
- Advances in technology continue to lower costs and improve results in deep-water search and recovery.
- Proven and experience management team in subsea salvage and capital markets.
- 5 years of archival research and a database of 1400 valuable shipwrecks.
- Billions of dollars of valuable cargoes left to recovery. Lifetimes of work.

ENDURANCE
EXPLORATION GROUP™

ENDURANCE
EXPLORATION GROUP

Guy Zajonc, Director
VP Corporate & Business Development
15500 Roosevelt Blvd, Suite 303
St. Petersburg, FL 33760
Phone: 509.448.1328
Mobil: 509.230.1177
www.eexpl.com
Website Homepage:
INVESTOR INFO > RESTRICTED SHARES OFFERING



ENDURANCE
EXPLORATION GROUP™